UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
SCOTT FRANZBLAU
ROBERT FERGUSON
MATTHEW S. CROUSE
RICHARD A. RAPPAPORT
WILLIAM J. ROBERTS
GARY G. SCHLARBAUM
ROBERT A. WOOD
WALTER S. BAER

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED NOVEMBER 18, 2008

WESTERN INVESTMENT LLC

___________, 2008

Dear Fellow Shareholder:

IMPORTANT:  PLEASE READ THESE MATERIALS

AS OF NOVEMBER 14, 2008, YOUR INVESTMENT IN PPM IS TRADING AT JUST 86 CENTS FOR EACH DOLLAR OF UNDERLYING ASSETS.  VOTE FOR WESTERN'S NOMINEES SO THAT THEY CAN WORK TO INCREASE YOUR INVESTMENT TO 100 CENTS ON THE DOLLAR.

Western Investment LLC (“Western”), together with our fellow participants in this solicitation, is a significant shareholder of Investment Grade Municipal Income Fund Inc. (“PPM” or the “Fund”).  We write to you regarding the Fund’s annual meeting of shareholders scheduled to be held on January 15, 2009, at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114.  Western believes that the current board of directors of PPM (the “Board”) has failed to act in your best interests.  Western is therefore seeking your support at the annual meeting of shareholders for the following purposes:

1.
To elect Western’s slate of two (2) director nominees entitled to be elected solely by holders of PPM’s Auction Preferred Shares to the Board, each to hold office until the 2010 annual meeting of the Fund’s shareholders and until their successors are elected and qualify;

2.
To elect Western’s slate of four (4) director nominees entitled to be elected by all shareholders of the Fund to the Board, each to hold office until the 2010 annual meeting of the Fund’s shareholders and until their successors are elected and qualify;

3.
To reject the Fund’s proposed new investment advisory and administration contract between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s current investment advisor;

4.	To approve a proposal from a shareholder of the Fund, Karpus Management, Inc., that the investment advisory agreement between the Fund and UBS Global AM be terminated;

5.
To approve a proposal from a shareholder of the Fund, Walter S. Baer, recommending that the Board be prohibited from retaining UBS Global AM and certain other entities as investment manager for the Fund; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Western urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by voting your shares today by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  The attached proxy statement and GOLD proxy card are first being furnished to the shareholders on or about ___________, 2008.

If you have already sent a proxy card furnished by PPM’s management to PPM, you have every right to revoke it and change your vote by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, who is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

/s/ Arthur D. Lipson

Arthur D. Lipson
Western Investment LLC

1

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Shareholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE BE ADVISED:
•     The Fund continues to utilize the services of an investment advisor that is a unit of a financial institution that has repeatedly failed to meet the minimum standards of ethical behavior (page __)

•     We believe the Board has failed to deliver on its promise to attempt to reduce or eliminate any discount to the Fund’s per share net asset value (page __)

•     We wish to provide shareholders with the opportunity to elect directors to the Board who are truly independent and who, if elected, will work for shareholders to improve Board oversight and decision-making (page __)

•     We are significant shareholders in the Fund.  Our interests are aligned with yours (page __)

Vote No on Proposal 3.
Do not be fooled by Management’s slight fee reduction.
We believe voting in favor of Proposals 1, 2, 4 and 5 will lead to maximum value creation and liquidity.
2

ANNUAL MEETING OF STOCKHOLDERS
OF
INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC

_________________________

Please vote your Shares today by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning the GOLD proxy card in the postage paid envelope provided.

Western Investment LLC, a Delaware limited liability company (“Western” or “we”), together with our fellow participants in this solicitation, is one of the largest shareholders of Investment Grade Municipal Income Fund Inc. (“PPM” or the “Fund”).  We are writing to you in connection with the election of six (6) nominees to the board of directors of PPM (the “Board”), including the two (2) directors entitled to be elected by holders of the Fund’s Auction Preferred Shares, at the annual meeting of shareholders scheduled to be held on January 15, 2009, at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof by the Fund (the “Annual Meeting”).  This proxy statement (the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about ________, 2008.

This proxy statement and the enclosed GOLD proxy card are being furnished to shareholders of PPM by Western in connection with the solicitation of proxies from the Fund’s shareholders for the following proposals:

1.
To elect Western’s slate of two (2) director nominees (the “APS Director Nominees”), entitled to be elected solely by holders of PPM’s Auction Preferred Shares, to the Board each to hold office until the 2010 annual meeting of the Fund’s shareholders and until their successors are elected and qualify (the “APS Directors”);

2.
To elect Western’s slate of four (4) nominees (together with the APS Director Nominees, the “Nominees”), entitled to be elected by all shareholders of the Fund, to the Board each to hold office until the 2010 annual meeting of the Fund’s shareholders and until their successors are elected and qualify;

3.
To reject the Fund’s proposed new investment advisory and administration contract between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s current investment advisor (the “New Advisory Contract”);

4.	To approve a proposal from a shareholder of the Fund, Karpus Management, Inc., that the investment advisory agreement between the Fund and UBS Global AM be terminated;

5.
To approve a proposal from a shareholder of the Fund, Walter S. Baer, recommending that the Board be prohibited from retaining UBS Global AM and certain other entities as investment manager for the Fund; and

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Western, Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Partners L.P. (“WITRP”), Western Investment Total Return Fund Ltd. (“WITRL”), Arthur D. Lipson (“Mr. Lipson,” and together with Western, WIHP, WIAP, WITRP and WITRL, the “Western Entities”), Benchmark Plus Institutional Partners, L.L.C. (“BPIP”), Benchmark Plus Partners, L.L.C. (“BPP”), Benchmark Plus Management, L.L.C. (“BPM”), Scott Franzblau (“Mr. Franzblau”), Robert Ferguson (“Mr. Ferguson,” and together with BPIP, BPP, BPM, and Mr. Franzblau, the “Benchmark Entities”), Matthew S. Crouse, Richard A. Rappaport, William J. Roberts, Gary G. Schlarbaum, Robert A. Wood and Walter S. Baer are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

PPM has set the close of business on November 21, 2008 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting.  The mailing address of the principal executive offices of PPM is 51 West 52nd Street, New York, New York 10019-6114.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

According to PPM, as of the Record Date there were 10,356,667 shares of Common Stock, $0.001 par value, (the “Common Stock”) outstanding and 1,800 Auction Market Preferred Shares, liquidation preference $25,000 per share, representing 655 Series A shares, 655 Series B shares and 490 Series C shares (the “APS” and together with the Common Stock, the “Shares”) outstanding.  Holders of the Common Stock and APS voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof, except for the election of the APS Directors.  Holders of the APS voting separately as a class are entitled to vote for the election of the APS Directors.  As of the Record Date, Western, together with all of the participants in this solicitation, was the beneficial owner of an aggregate of [669,602] shares of Common Stock, which represents approximately [6.5]% of the Common Stock outstanding as of the Record Date.  The participants in this solicitation intend to vote such Shares for the election of Western’s slate of director nominees.

THIS SOLICITATION IS BEING MADE BY WESTERN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF PPM.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING EXCEPT AS DISCUSSED HEREIN.  SHOULD OTHER MATTERS, WHICH WESTERN IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU GIVE US YOUR PROXY WE WILL TAKE ALL STEPS NECESSARY AND LAWFUL TO OBTAIN TRULY INDEPENDENT REPRESENTATION ON THE BOARD.  IF A QUORUM (THE PRESENCE OF 50% OF THE OUTSTANDING SHARES OF THE FUND) IS CREATED, AND IF MANAGEMENT HAS VOTES FOR ITS NOMINEES OF MORE THAN HALF OF THE SHARES PRESENT, SUCH A SITUATION COULD RESULT IN MANAGEMENT’S NOMINEES BEING ELECTED.  AS SUCH, VOTING YOUR SHARES AT ALL, EVEN IF VOTED FOR WESTERN’S NOMINEES, COULD HELP CREATE A QUORUM THAT COULD ALLOW MANAGEMENT’S NOMINEES TO BE ELECTED.  IF WESTERN BELIEVES THAT VOTING THE PROXIES IT RECEIVES WOULD CAUSE THERE TO BE A QUORUM AND THAT WESTERN’S NOMINEES WOULD THEREBY NOT BE ELECTED, WE MAY NOT ATTEND THE ANNUAL MEETING AND MAY WITHHOLD ALL PROXIES IN ORDER TO ATTEMPT TO PREVENT THE VALID REELECTION OF MANAGEMENT’S NOMINEES.

IF WE ARE NOT ABLE TO OBTAIN TRULY INDEPENDENT REPRESENTATION ON THE BOARD, WE MAY NOT ATTEND THE ANNUAL MEETING, WE MAY NOT VOTE YOUR SHARES AND YOUR SHARES MAY NOT BE COUNTED TOWARD A QUORUM.  IF WESTERN DOES NOT ATTEND THE ANNUAL MEETING AS PROVIDED HEREIN, IN ADDITION TO NOT VOTING IN THE ELECTION OF DIRECTORS, YOUR SHARES WILL NOT BE VOTED FOR THE OTHER MATTERS PRESENTED AT THE ANNUAL MEETING.  IF YOU DO NOT BELIEVE THE FOREGOING CONDITION IS REASONABLY SPECIFIED, OR YOU UNCONDITIONALLY WANT YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING, YOU SHOULD NOT GIVE US YOUR PROXY.  IF WESTERN DOES ATTEND THE ANNUAL MEETING, UNLESS YOU INDICATE OTHERWISE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF WESTERN’S NOMINEES, AGAINST THE APPROVAL OF THE NEW ADVISORY CONTRACT, FOR THE SHAREHOLDER PROPOSAL THAT THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND UBS GLOBAL AM BE TERMINATED AND FOR THE SHAREHOLDER PROPOSAL RECOMMENDING THAT THE BOARD BE PROHIBITED FROM RETAINING UBS GLOBAL AM AND CERTAIN OTHER ENTITIES AS THE INVESTMENT MANAGER OF THE FUND.

IF YOU HAVE ALREADY GIVEN A PROXY TO PPM’S MANAGEMENT, YOU MAY REVOKE THAT PROXY AND VOTE IN FAVOR OF WESTERN’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WESTERN, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF PPM (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by PPM’s management to PPM, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or internet voting detailed thereon.  Only your latest dated proxy card counts!

You may vote your Shares by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning today the enclosed GOLD proxy card.

•
If your Shares are registered in your own name, you may vote your Shares by following the instructions detailed on the enclosed GOLD proxy card, by signing, dating and mailing the enclosed GOLD proxy card to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please follow the instructions on the enclosed GOLD voting form.  Western urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Shareholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

REASONS FOR SOLICITATION

Western, together with the other participants in this solicitation, owns in the aggregate a total of [669,602] shares of Common Stock, representing approximately [6.5]% of the issued and outstanding Common Stock of the Fund.  We believe the election of the Nominees is necessary to insure that shareholders’ investment in the Fund is protected in these uncertain economic times.

The Fund continues to utilize the services of an investment advisor that is a unit of a financial institution that has repeatedly failed to meet the minimum standards of ethical behavior

We are concerned that the incumbent Board endorses the continued employment of the Fund’s investment advisor, UBS Global AM, even as its ultimate parent corporation UBS AG (“UBS”) remains the subject of a criminal investigation into whether it helped its American clients evade paying taxes.  The investigation has resulted in the indictment of a UBS executive for tax evasion.  U.S. prosecutors have described how UBS aggressively marketed its tax evasion business to wealthy individuals in the United States.  The indictment further refers to unindicted co-conspirators who “occupied positions of the highest level of management within the Swiss bank.”

These allegations come on the heels of a lawsuit filed by a number of states against UBS, including New York and Massachusetts, relating to the misrepresentation by UBS of auction rate securities to investors as safe, cash-equivalent products, when in fact UBS customers faced increasing liquidity risk.  The related investigations uncovered that, among other things:

•	UBS executives sold $21 million of their own auction rate securities, while UBS clients suffered;

•	A conflict of interest arose between UBS and its customers to a devastating degree; and

•	UBS practiced profoundly deceptive sales practices with respect to auction rate securities.

The lawsuits were eventually settled, with UBS having to buy back over $19 billion of auction rate securities and having to pay $150 million in fines to the states of New York and Massachusetts.

We remind the Board that shareholders have entrusted their assets to a Fund that has adopted a Code of Ethics that notes that its most valuable asset is “its established and unquestioned reputation for integrity.”  We believe a Board that is committed to protecting the Fund’s “most valuable asset” should have taken steps to extricate the Fund from its relationship with UBS Global AM in light of the charges being leveled against UBS.  We further believe the Fund has a duty to shareholders to maintain the highest level of ethical standards and we find the Fund’s continued association with an institution that has consistently failed basic ethical standards to be unacceptable.

We wish to provide shareholders with the opportunity to elect directors to the Board who are truly independent and who, if elected, will work for shareholders to improve Board oversight and decision-making

While we are concerned with the Board’s insistence on maintaining its relationship with UBS Global AM, perhaps we should not be surprised.  Members of this Board serve on the board of directors of at least sixteen other UBS Global AG funds.  For their services they receive a yearly retainer of $100,000 and a $15,000 fee for each board of directors meeting they attend.  According to the Fund’s proxy materials, the Board met nine times last year, which, by our calculations, means that if the directors attend each meeting they could receive up to a total of $235,000 in annual compensation from UBS Global AM.  Yet despite these fees, not one director owns a single share of Common Stock.

We believe that shareholders deserve directors who will act unquestionably in the shareholders’ best interests, and we have our doubts as to whether the incumbents, who potentially collect hundreds of thousands of dollars annually from UBS Global AM, are sufficiently independent to do so.  That is why we have nominated six highly qualified individuals with extensive experience in private and public investment, outstanding investment records and outstanding credentials.  If elected our independent Nominees will work to ensure that the Board commits to providing the oversight we believe is necessary to ensure shareholder value is maximized.  SHAREHOLDERS DESERVE A BOARD THAT ACTS SOLELY WITH THE BEST INTEREST OF SHAREHOLDERS IN MIND.

We believe the Board has failed to deliver on its promise to attempt to reduce or eliminate any discount to the Fund’s per share net asset value

We believe the fair value of a share of common stock of a closed-end fund should be its net asset value, or NAV, or a value very close.  It is important that a closed-end fund maintains a per share value at or close to NAV because, when shareholders sell their shares at a steep discount to NAV, they are forced to leave behind a sizeable portion of the value underlying those shares.

The Board has stated in the Fund’s offering prospectus that a significant NAV discount is not in the best interest of shareholders and provided that it will consider “taking action to attempt to reduce or eliminate any discount.”  The Board has also provided that it will, from time to time, “consider action either to repurchase shares of the common stock in the open market or to make a tender offer for shares of the common stock at their net asset value.”  We are not aware of the Board’s ever taking any such actions to fulfill this promise.  Despite this commitment, PPM’s price per share of Common Stock has traded at a discount to its per share net asset value that has averaged nearly 12% between October 1, 2004 and September 30, 2008, and as great as 28.7% on October 10, 2008.

We believe that the persistence of this discount is, in part, due to the perception that the persistent and substantial NAV discount is not being addressed by the Board.  The Board’s lack of credibility is illustrated by the table below, which shows the discount of PPM’s stock price to its NAV, on the last day of each calendar quarter, since September 30, 2004.

Quarter Ending	% (Discount) to NAV
September 30, 2004	(9.9)
December 31, 2004	(13.7)
March 31, 2005	(15.0)
June 30, 2005	(13.4)
September 30, 2005	(14.2)
December 31, 2005	(15.2)
March 31, 2006	(11.1)
June 30, 2006	(10.6)
September 30, 2006	(9.4)
December 31, 2006	(11.1)
March 31, 2007	(9.4)
June 30, 2007	(9.3)
September 30, 2007	(9.3)
December 31, 2007	(12.9)
March 31, 2008	(12.1)
June 30, 2008	(8.9)
September 30, 2008	(11.3)

We question whether a Board that is truly committed to reducing the Fund’s steep discount to NAV would allow the Fund’s discount to NAV to persist for as long as it has.

Our interests are aligned with yours

Western and the other participants in this solicitation are significant investors in PPM and we remain committed to our investment in the Fund.  We are currently one of the Fund’s largest shareholders – if our investment in PPM prospers, so does yours.  The object and intent of our solicitation is clearly aligned with the interests of all shareholders – to create value and improve performance and to ensure that shareholders receive the maximum value for their investment in PPM.

We believe that a Board who truly had the best interests of shareholders in mind would have taken effective action, including repurchases of Common Stock which would have been accretive to NAV and earnings per share, to address the market’s consistent double-digit discount to the Fund’s per share net asset value.  We also note that PPM has frequently been among the worst of all closed-end funds in terms of discount to NAV and that the Fund has frequently traded in the bottom 1% of all closed-end funds in terms of discount to NAV.  In fact, of the 263 publicly traded municipal bond closed-end funds currently registered with the Securities and Exchange Commission, during the period from September 17, 2004 to February 22, 2008, PPM was in the bottom 10% for almost 99% of such period.  We believe the perpetual dismal state of the Fund’s NAV discount is further evidence of this Board’s inability to take action that is in the best interest of shareholders.

SHAREHOLDERS ARE ENTITLED TO A BOARD THAT WILL ACT IN THEIR BEST INTERESTS.  AS SHAREHOLDERS WITH REAL OWNERSHIP IN PPM, OUR INTERESTS ARE ALIGNED WITH YOURS – IF OUR INVESTMENT IN THE FUND PROSPERS, SO DOES YOURS.  IF ELECTED OUR NOMINEES WILL PROMPTLY WORK TO MAXIMIZE VALUE BY, AMONG OTHER THINGS, ELIMINATING THE DISCOUNT TO NAV AND GIVING SHAREHOLDERS THE ABILITY TO EXIT THE FUND AT, OR CLOSE TO NAV.

PROPOSAL NOS. 1 AND 2

ELECTION OF DIRECTORS

Western proposes to elect Arthur D. Lipson, Matthew S. Crouse, Richard A. Rappaport, William J. Roberts, Gary G. Schlarbaum and Robert A. Wood as nominees (together, the “Nominees”) to the Board.  Western is nominating Mr. Crouse and Professor Wood to serve as the APS Directors.  The Nominees, other than the APS Director nominees, must be elected by the holders of a plurality of PPM’s outstanding Common Stock and APS voting together as a single class.  The APS Director nominees must be elected by a plurality of PPM’s outstanding APS voting separately as a class.

For the reasons stated above, we are seeking your support at the Annual Meeting to elect the Nominees in opposition to PPM’s director nominees.  We believe that our Nominees have extensive experience in private and public investment, a history of outstanding investment records, and have outstanding credentials.  We do not believe the current Board has the ability to take the actions we feel are necessary in order to maximize shareholder value.  If elected the Nominees will promptly work to maximize value by, among other things, eliminating the discount to NAV and giving shareholders the ability to exit the Fund at, or close to NAV.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.

Arthur D. Lipson (Age 66) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western, a Delaware limited liability company, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson does not currently hold, nor has he at any time held, any position with PPM.  Mr. Lipson does not oversee any portfolios in PPM’s Fund Complex.

Gary G. Schlarbaum (Age 65) has served as the Partner and Chief Investment Officer of Schlarbaum Capital Management, a money management firm, since March 2002.  From January 1996 until March 2002 Mr. Schlarbaum served as a Managing Director and Portfolio Manager at Morgan Stanley and Co. (“Morgan Stanley”) in charge of the institutional small capitalization equity investment management group.  Mr. Schlarbaum served as a Partner and Portfolio Manager at Miller Anderson & Sherrerd (“MAS”) from 1987 until MAS’s merger with Morgan Stanley in 1996.  Mr. Schlarbaum served as a Managing Director and Head of Asset Allocation at First Chicago Investment Management (now Brinson Partners) from 1984 to 1987.  Mr. Schlarbaum also served as a Professor of Finance, Krannert Graduate School, Purdue University from 1969 until 1984.  Mr. Schlarbaum received a Ph.D. in applied economics from the University of Pennsylvania.  Mr. Schlarbaum does not currently hold, nor has he at any time held, any position with PPM.  Mr. Schlarbaum does not oversee any portfolios in PPM’s Fund Complex.

Matthew S. Crouse (Age 36) has served as a portfolio manager at Western since February 2003.  From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke Energy, a utility company with an affiliated real estate operation.  From June 2000 to December 2001, he served as Manager/Director of Research for The New Power Company, a retail energy supplier.  Mr. Crouse received a Ph.D. in Electrical Engineering from Rice University and a Masters of Business Administration from the University of Houston.  Mr. Crouse is also a CFA charterholder.  Mr. Crouse does not currently hold, nor has he at any time held, any position with PPM.  Mr. Crouse does not oversee any portfolios in PPM’s Fund Complex.

William J. Roberts (Age 51) has served as a Board Member of the League of Conservation Voters since 1990 and as its Chair since 2003.  From 1990 to 1996 Mr. Roberts served as the Legislative Director of the Environmental Defense Fund (“EDF”).  He served as EDF’s Strategic Communications Director from 1996 to 1998.  Mr. Roberts has also served as the President and Executive Director of the Beldon Fund, a non-profit organization dedicated, through the investment of its principles and earnings, to supporting nonprofit advocacy organizations in building a national consensus to achieve and sustain a healthy planet, since 1998.  Mr. Roberts has a Bachelors and Masters degree in Economics from Yale University and a J.D. from the University of Chicago.  Mr. Roberts does not currently hold, nor has he at any time held, any position with PPM.  Mr. Roberts does not oversee any portfolios in PPM’s Fund Complex.

Richard A. Rappaport (Age 63) has been an attorney with Cohne, Rappaport & Segal, P.C., a Utah law firm, since 1975.  Mr. Rappaport’s area of practice is concentrated in real estate, including real estate finance, real estate related litigation, mortgage loans, municipal revenue bond, real estate development, and commercial and business litigation.  Prior to commencing his private practice, Mr. Rappaport also served as a law clerk to the Honorable John W. Oliver, Federal District Judge, in the Western District of Missouri.  Mr. Rappaport received an A.B. degree from Columbia College and his J.D. from Columbia Law School.  Mr. Rappaport does not currently hold, nor has he at any time held, any position with PPM.  Mr. Rappaport does not oversee any portfolios in PPM’s Fund Complex.

Robert A. Wood (Age 70) has been a Distinguished Professor of Finance at the University of Memphis, since July 1990. Professor Wood previously taught at Penn State University and New York University. His education includes a PhD in Finance from the University of Pittsburgh, a Masters in Operations Research from Stanford University, and a Bachelors in Economics from the University of Washington. He was a member of the Presidential Task Force on Market Mechanisms (The Brady Commission) that studied the market crash in 1987, and a founding member of the NASD Economic Advisory Board.  Professor Wood is the founder and Executive Director of the Institute for the Study of Security Markets, a nonprofit Educational Foundation that promotes securities markets research by providing transactions data to academic institutions.  Professor Wood does not currently hold, nor has he at any time held, any position with PPM.  Professor Wood does not oversee any portfolios in PPM’s Fund Complex.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, the dollar range of shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in PPM	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee*
Arthur D. Lipson**	Over $100,000	Over $100,000
Gary G. Schlarbaum	--	--
Matthew S. Crouse	--	--
William J. Roberts	--	--
Richard A. Rappaport	--	--
Robert A. Wood	--	--

*	If elected to the Board, the Nominees would not oversee any registered investment company within the PPM fund complex other than the Fund.

**
Mr. Lipson, by virtue of the relationships described in further detail in the “OTHER PARTICIPANT INFORMATION” section below, may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of the Fund’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

The information provided above has been furnished to Western by the Nominees.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance shareholder value.  Your vote to elect the Nominees will have the legal effect of replacing the six incumbent directors of the Fund with our Nominees.

Other than as stated herein, the Nominees will not receive any compensation from Western for their services as directors of the Fund, nor are there any arrangements or understandings between Western and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of the Fund if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western reserves the right to nominate substitute persons if the Fund makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Western reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of directors whose terms expire at the Annual Meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western that any attempt to increase the size of the current Board or to reconstitute or reconfigure the current Board constitutes an unlawful manipulation of the Fund’s corporate machinery.

If you give us your proxy we will take all steps necessary and lawful to obtain truly independent representation on the Board.  If a quorum (the presence of 50% of the outstanding Shares of the Fund) is created, and if management has votes for its nominees of more than half of the Shares present, such a situation could result in management’s nominees to be elected.  As such, voting your Shares at all, even if voted for Western’s Nominees, could help create a quorum that could allow management’s nominees to be elected.  If Western believes that voting the proxies it receives would cause there to be a quorum and that Western’s Nominees would thereby not be elected, we may not attend the Annual Meeting and may withhold all proxies in order to attempt to prevent the valid reelection of management’s nominees.

If we are not able to obtain truly independent representation on the Board, we may not attend the Annual Meeting, we may not vote your Shares and your shares may not be counted toward a quorum.  If Western does not attend the Annual Meeting as provided herein, in addition to not voting in the election of directors, your Shares will not be voted for the other matters presented at the Annual Meeting.  If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your Shares to be represented at the Annual Meeting, you should not give us your proxy.  If Western does attend the Annual Meeting, unless you indicate otherwise, your Shares will be voted FOR the election of Western’s Nominees, AGAINST the approval of the New Advisory Contract, FOR the shareholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated and FOR the shareholder proposal recommending that the Board be prohibited from retaining UBS Global AM and certain other entities as the investment manager of the Fund.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN’S NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL 3: THE FUND’S PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT

As discussed in further detail in the Fund’s proxy statement, the Fund is asking shareholders to approve a new investment advisory and administration contract between the Fund and UBS Global AM which has been proposed by Fund management (“Proposed Contract”).  In the Fund’s proxy statement, the Fund states that on November 12, 2008, the Board approved the Proposed Contract, subject to shareholder approval.

As discussed in more detail above, we believe that UBS Global AM is unfit to continue to serve as the Fund’s investment advisor.  We believe that shareholders’ investment in the Fund would be better served with a new investment advisor and do not believe that the Fund should enter into a new investment advisory and administration contract with UBS Global AM.

As described herein, if we are not able to obtain truly independent representation on the Board, we may not attend the Annual Meeting, we may not vote your Shares and your shares may not be counted toward a quorum.  If Western does not attend the Annual Meeting as provided herein, in addition to not voting in the election of directors, your Shares will not be voted with respect to this proposal at the Annual Meeting.  If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your Shares to be represented at the Annual Meeting, you should not give us your proxy.  If Western does attend the Annual Meeting, unless you indicate otherwise, your Shares will be voted AGAINST this proposal.

YOU ARE URGED TO VOTE “AGAINST” THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT BETWEEN THE FUND AND UBS GLOBAL AM.

PROPOSAL 4: A SHAREHOLDER PROPOSAL TO TERMINATE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND UBS GLOBAL AM

In the Fund’s proxy statement, PPM disclosed that a PPM shareholder, Karpus Management Inc. (“Karpus”), gave notice that it intends to submit for a vote of shareholders the following proposal that the investment advisory agreement between the Fund and UBS Global Asset Management be terminated.  For more information please refer to the section in PPM’s proxy statement titled “Proposal 4.  Shareholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM.”

Western accepts no responsibility for the accuracy of Karpus’s proposal or its supporting statement. The text of the proposal and supporting statement is as follows:

Shareholder Proposal:

The investment advisory agreement between the Fund and UBS Global Asset Management shall be terminated.

Supporting Statement:

As shareholders of PPM, we are concerned with the persistently wide discount to net asset value (“NAV”). As the prospectus states, “The Fund’s board of directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount.” Additionally, the Fund also specifically committed to at least annually consider: “...action either to repurchase shares of the common stock in the open market or to make a tender offer for shares of the common stock at their net asset value.” Since the fund’s inception in 1992, we cannot find any evidence that the Fund has repurchased any shares or considered making a tender offer for shares at NAV.

The discount on PPM has consistently been among the widest of all closed-end municipal bond funds. Indeed, the 10-year average discount for PPM through 3/31/2008 was 10.96% while the average municipal closed-end fund discount was 3.89% during this same time period. (Source: Bloomberg). In addition to the promise to “consider” tender offers or share repurchases, the prospectus states that the board of directors will “consider” converting the fund into an open-end fund so long as it is in the best interest of shareholders. To date, we have seen no evidence of this either, which makes it clear the board has no action plan to narrow the discount and enhancing shareholder value.

The market tends to place a fair price on an asset—in this case a share of a closed-end fund. Perhaps the explanation for why PPM has traded at such a persistently wide discount is that its NAV total return has been disappointing for a long period of time. For the trailing 10-year period (through 3/31/2008), our fund falls squarely in the bottom half for total return relative to other municipal closed-end funds over this period of time (Source: Bloomberg). This may be a result of the high expense ratio of 1.3% for the fund, which is higher than over 90% of all other municipal closed-end funds (Source: “Investors Guide to Closed-end Funds,” Thomas J. Hertzfeld, July 2008). For the calendar year 2007, there were only two funds out of a universe of 262 closed-end municipal bond funds that had a wider average discount than PPM—one of which was also a fund managed by UBS Global Asset Management. Clearly, the market does not have confidence in the management of the fund.

The board of directors has a duty to monitor fund performance and should have been proactive in seeking a sub-advisor. It is unacceptable that they have allowed the fund to consistently perform below average and the discount to remain wide. To address these issues, we believe that a change to a new investment adviser is necessary. If the board of directors cannot recognize this and continues to do nothing, we will consider taking action to replace the board with directors whose interests better align with shareholders.

Western intends to vote in support of this proposal.  Western is not affiliated with Karpus and is acting alone and not in concert with Karpus.

As described herein, if we are not able to obtain truly independent representation on the Board, we may not attend the Annual Meeting, we may not vote your Shares and your shares may not be counted toward a quorum.  If Western does not attend the Annual Meeting as provided herein, in addition to not voting in the election of directors, your Shares will not be voted with respect to this proposal at the Annual Meeting.  If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your Shares to be represented at the Annual Meeting, you should not give us your proxy.  If Western does attend the Annual Meeting, unless you indicate otherwise, your Shares will be voted FOR this proposal.

PROPOSAL 5: A SHAREHOLDER PROPOSAL RECOMMENDING THAT THE BOARD NOT RETAIN UBS GLOBAL AM AND CERTAIN OTHER ENTITIES AS INVESTMENT MANAGER

On July 25, 2008, Walter S. Baer delivered a letter to PPM submitting a proposal for inclusion in the Fund’s proxy statement at the Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

In accordance with Rule 14a-8, Mr. Baer submitted to PPM the following resolution and supporting statement that PPM will also be required to include in its proxy statement for approval at the Annual Meeting:

Shareholder Proposal:

RESOLVED, That the stockholders of Investment Grade Municipal Income Fund Inc. (“PPM”) hereby recommend that the Board of Directors be prohibited from retaining UBS Global Asset Management (Americas) Inc., or any other entity as investment manager, which is affiliated with any party or entity that is either (i) the subject of a complaint or lawsuit or otherwise under formal investigation by the New York Attorney General (“NYAG”), the Enforcement Section of the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth (“MSD”), or any securities or legal enforcement division of any state or the Federal government, or any agency or regulatory body thereof, in the United States or (ii) the subject of a probe by the U.S. Department of Justice relating to charges of tax evasion or tax fraud.

Supporting Statement:

Fellow investors, this proposal provides an opportunity to voice your concerns regarding PPM’s retention of an investment manager that is affiliated with entities that are alleged to have committed securities fraud and tax evasion.

•	The NYAG announced a multibillion dollar lawsuit charging affiliates of UBS with securities fraud and deceptive practices that damaged thousands of its customers.

o	While the bank was protecting itself at the expense of its customers, the bank’s top executives quickly sold off $21,000,000 of their personal holdings of auction-rate securities (“ARS”).

•	The MSD filed an action against affiliates of UBS concerning deceptive sales practices and conflicts of interest relating to ARS. The action highlighted, among other things:

o	“A conflict of interest that arose between [an affiliate of] UBS and its customers and the devastating effect that such conflict had on those customers;”

o	An affiliate of UBS’s “profoundly deceptive sales practices with respect to ARS.”

•
A U.S. Senate Subcommittee alleged that affiliates of UBS helped tax cheats avoid billions in taxes.  The report details allegations about affiliates of UBS that knowingly shielded taxable income from regulators to help their clients hide assets from the IRS.  A tax fraud investigation was commenced against affiliates of UBS relating to charges of tax evasion.

The Board has failed to publicly address these matters.  We find such inaction to be unacceptable.  We believe there should be minimum standards of ethical behavior, and UBS has fallen below this minimum level.  Ask yourself, would you hire someone charged with these acts to manage your money?  The Board’s continued engagement of UBS as PPM’s investment manager in light of the charges by the NYAG, the MSD and the U.S. Senate Subcommittee seems contrary to the best interest of shareholders.

Vote FOR this proposal and send a clear message to the Board that shareholders do not accept the status quo and that UBS should no longer be retained as PPM’s investment manager. Tell the Board that their inaction in this matter will no longer be tolerated.

As described herein, if we are not able to obtain truly independent representation on the Board, we may not attend the Annual Meeting, we may not vote your Shares and your shares may not be counted toward a quorum.  If Western does not attend the Annual Meeting as provided herein, in addition to not voting in the election of directors, your Shares will not be voted with respect to this proposal at the Annual Meeting.  If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your Shares to be represented at the Annual Meeting, you should not give us your proxy.  If Western does attend the Annual Meeting, unless you indicate otherwise, your Shares will be voted FOR this proposal.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Holders of the Common Stock and APS voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof, except for the election of the APS Directors.  Holders of the APS voting separately as a class are entitled to vote for the election of the APS Directors.  Shareholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Western believes that the only outstanding classes of securities of PPM entitled to vote at the Annual Meeting are the Common Stock and APS.

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for voting detailed on the enclosed GOLD proxy card.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western’s Nominees, AGAINST the approval of the New Advisory Contract, FOR the shareholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated and FOR the shareholder proposal recommending that the Board be prohibited from retaining UBS Global AM and certain other entities as the investment manager of the Fund.

We are asking you to vote FOR the election of Western’s Nominees, AGAINST the approval of the New Advisory Contract, FOR the shareholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated and FOR the shareholder proposal recommending that the Board be prohibited from retaining UBS Global AM and certain other entities as the investment manager of the Fund.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  Shareholders should refer to the Fund’s proxy statement for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.  The participants in this solicitation intend to vote all of their Shares for the election of Western’s Nominees and will not vote their Shares in favor of any of PPM’s director nominees.

If you give us your proxy we will take all steps necessary and lawful to obtain truly independent representation on the Board.  If a quorum (the presence of 50% of the outstanding Shares of the Fund) is created, and if management has votes for its nominees of more than half of the Shares present, such a situation could result in management’s nominees to be elected.  As such, voting your Shares at all, even if voted for Western’s Nominees, could help create a quorum that could allow management’s nominees to be elected.  If Western believes that voting the proxies it receives would cause there to be a quorum and that Western’s Nominees would thereby not be elected, we may not attend the Annual Meeting and may withhold all proxies in order to attempt to prevent the valid reelection of management’s nominees.

If we are not able to obtain truly independent representation on the Board, we may not attend the Annual Meeting, we may not vote your Shares and your shares may not be counted toward a quorum.  If Western does not attend the Annual Meeting as provided herein, in addition to not voting in the election of directors, your Shares will not be voted for the other matters presented at the Annual Meeting.  If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your Shares to be represented at the Annual Meeting, you should not give us your proxy.  If Western does attend the Annual Meeting, unless you indicate otherwise, your Shares will be voted FOR the election of Western’s Nominees, AGAINST the approval of the New Advisory Contract, FOR the shareholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated and FOR the shareholder proposal recommending that the Board be prohibited from retaining UBS Global AM and certain other entities as the investment manager of the Fund.

QUORUM; ADJOURNMENT

The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting (i.e., the presence of a majority of the shares outstanding on November 21, 2008) is necessary to constitute a quorum for the transaction of business.

In the event that a quorum is not present at the annual meeting (including a quorum of the APS with respect to the election of the APS Directors), or if a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the meeting may adjourn the meeting, or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. If submitted to shareholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Annual Meeting in person or by proxy (or a majority of votes cast if a quorum is present). A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTES REQUIRED FOR APPROVAL

Vote required for the election of directors. The election of directors requires the affirmative vote of a plurality of the votes cast at the meeting, provided a quorum is present. The holders of the outstanding APS voting as a separate class are entitled to vote for the APS Directors. The holders of both the outstanding Common Stock and APS voting together as a single class are entitled to vote for the remaining directors.

Vote required to approve a new investment advisory and administration contract.  The approval of the New Advisory Contract requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

Vote required to approve a shareholder proposal that the investment advisory agreement be terminated. The approval of a shareholder’s proposal to terminate the Fund’s investment advisory contract requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

Vote required to approve a shareholder proposal recommending that the Board be prohibited from retaining certain entities as investment manager.  The approval of the shareholder proposal recommending that the Board be prohibited from retaining certain entities as investment manager requires the affirmative vote of a majority of the votes cast at the meeting on the proposal, provided a quorum is present.

Except as otherwise indicated herein, all of the outstanding shares of the Common Stock and APS will vote together as a single class.  Each full share of the Common Stock or APS is entitled to one vote, and each fractional share of the Common Stock or APS is entitled to a proportionate share of one vote. However, as described above, the holders of the APS, voting as a separate class, are entitled to elect the APS directors.

According to the Fund’s proxy statement, if no nominee for director receives affirmative vote of a plurality of the votes cast at the meeting, provided a quorum is present, the two current APS Directors will continue to serve in their current capacities as directors of the Fund and until their successors are elected and qualify, as required by Maryland law and the four remaining directors will continue to serve in their current capacities as directors of the Fund and until their successors are elected and qualify, as required by Maryland law.

According to the Fund’s proxy statement, if Proposal 4 is approved but Proposal 3 is not approved, the existing investment advisory and administration contract between the Fund and UBS Global AM (“Current Contract”) will terminate and the Board will take such further action regarding the management of the Fund as it deems necessary and appropriate, in accordance with applicable law. If Proposal 5 is approved, the Board will consider what action is appropriate to implement the recommendation, if any. If Proposal 3 is approved, regardless of the results of the vote upon Proposals 4 and 5, the new investment advisory and administration contract (“Proposed Contract”) will become effective as soon as practicable.

ABSTENTIONS; BROKER NON-VOTES

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions and broker non-votes will have no effect on Proposals 1, 2 and 5; however, they will have the effect of a vote against Proposals 3 and 4.

REVOCATION OF PROXIES

Shareholders of PPM may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to Investment Grade Municipal Income Fund Inc. at 51 West 52nd Street, New York, New York 10019-6114 or any other address provided by PPM.  Although a revocation is effective if delivered to PPM, Western requests that either the original or photostatic copies of all revocations be mailed to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Innisfree M&A Incorporated may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, AGAINST THE APPROVAL OF THE NEW ADVISORY CONTRACT OR FOR THE SHAREHOLDER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $____, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately __ persons to solicit PPM’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described below.  WIHP, WIAP, WITRP, WITRL, BPIP and BPP have separately agreed to reimburse Western on a pro rata basis for these expenses.  Because Western believes that PPM’s stockholders will benefit from the Solicitation (defined below), Western intends to seek reimbursement from PPM, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  Western does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $___.  Western estimates that through the date hereof, its expenses in connection with this Solicitation are approximately $_____.

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this solicitation.  Arthur D. Lipson is the managing member of Western.  Western is the general partner of each of WIHP, a Delaware limited partnership, and WITRP, a Delaware limited partnership, the managing member of WIAP, a Delaware limited liability company, and the investment manager of WITRL, a Cayman Islands corporation.  The principal business address of Mr. Lipson, Mr. Crouse, Western, WIHP, WIAP, WITRP and WITRL is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.

WIHP, WIAP, WITRP and WITRL beneficially own [180,887], [24,496], [180,540] and [211,305] shares of Common Stock, respectively, representing approximately [1.7]%, [less than 1]%, [1.7]%, and [2.0]% respectively, of the shares of Common Stock outstanding.  As the managing member of WIAP, the general partner of each of WIHP and WITRP and the investment manager of WITRL, Western may be deemed to beneficially own the [597,228] shares of Common Stock owned in the aggregate by WIHP, WIAP, WITRP and WITRL, constituting approximately [5.8]% of the Shares outstanding, in addition to the 1,000 shares of Common Stock it holds directly.  As the managing member of Western, Mr. Lipson may be deemed to beneficially own the [598,228] Shares beneficially owned by Western, in addition to the share of Common Stock he owns directly, constituting approximately [5.8]% of the Shares outstanding.  As members of a group for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Western Entities may be deemed to beneficially own the [71,373] shares of Common Stock owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such shares of Common Stock.

Messrs. Franzblau and Ferguson are managing members of BPM, a Delaware limited liability company.  BPM is the managing member of BPIP, a Delaware limited liability company, and BPP, a Delaware limited liability company.  BPP is an investor in WIHP.  Western provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Shares of the Fund, pursuant to an oral agreement between Western and BPIP and Western and BPP.  The principal business address of each of the Benchmark Entities is 820 A Street, Suite 700, Tacoma, Washington 98402.

BPIP and BPP beneficially own [60,775] and [10,300] shares of Common Stock, respectively, constituting less than 1% and less than 1% respectively, of the shares of Common Stock outstanding.  As the managing member of each of BPIP and BPP, BPM may be deemed to beneficially own the [71,075] shares of Common Stock owned in the aggregate by BPIP and BPP, constituting less than 1% of the shares of Common Stock outstanding.  As managing members of BPM, Messrs. Franzblau and Ferguson may be deemed to beneficially own the [71,075] shares of Common Stock beneficially owned by BPM, constituting less than 1% of the shares of Common Stock outstanding.  As members of a group for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Benchmark Entities may be deemed to beneficially own the [598,527] Shares owned by the other members of the Group.  The Benchmark Entities disclaim beneficial ownership of such shares of Common Stock.

The principal business address of Mr. Rappaport is c/o Cohne Rappaport Segal, 257 East 200 South Suite 700, Salt Lake City, Utah 84111.  The principal business address of Mr. Roberts is c/o Beldon Fund, 99 Madison Avenue, 8th Floor, New York, New York 10016.  The principal business address of Mr. Schlarbaum is 5 Radnor Corporate Center, Suite 520, 100 Matsonford Road, Radnor, Pennsylvania 19087.  The principal business address of Professor Wood is c/o Fogelman College of Business & Economics, The University of Memphis, Tennessee 38152.  The principal business address of Mr. Baer is 344 S. Canyon View Drive, Los Angeles, California 90049.

None of Mr. Crouse, Mr. Rappaport, Mr. Roberts, Mr. Schlarbaum or Professor Wood directly owns any Shares.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, each of Mr. Rappaport, Mr. Roberts, Mr. Schlarbaum, Professor Wood and Mr. Crouse may be deemed to beneficially own the [669,602] shares of Common Stock beneficially owned in the aggregate by the other members of the Group.  Each of Mr. Crouse, Mr. Rappaport, Mr. Roberts, Mr. Schlarbaum and Professor Wood disclaims beneficial ownership of such shares of Common Stock.  None of Mr. Crouse, Mr. Rappaport, Mr. Roberts, Mr. Schlarbaum or Professor Wood has voting or dispositive control over the shares of Common Stock beneficially owned by the other members of the Group.

Mr. Baer beneficially owns [298] shares of Common Stock, constituting less than 1% of the Shares outstanding.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Mr. Baer is deemed to beneficially own the [669,304] shares of Common Stock beneficially owned in the aggregate by the other members of the Group.  Mr. Baer disclaims beneficial ownership of such shares of Common Stock.  Mr. Baer does not have voting or dispositive control over the shares of Common Stock beneficially owned by the other members of the Group.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

The principal business of Western is acting as the general partner, managing member or investment manager, as the case may be, of WIHP, WIAP, WITRP and WITRL.  The principal occupation of Mr. Lipson is acting as managing member of Western Investment.  The principal business of WIHP, WIAP, WITRP and WITRL is acquiring, holding and disposing of investments in various companies.  The principal business of BPM is acting as the managing member of BPIP and BPP.  The principal business of BPIP and BPP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Scott Franzblau is acting as a managing member of BPM.  The principal occupation of Robert Ferguson is acting as a managing member of BPM.  The principal occupation of Mr. Baer is serving as a Communications Research Fellow at the University of Southern California.

For information regarding purchases and sales of securities of the Fund during the past two years by members of the Group and affiliates of Western that no longer own any Shares, see Schedule I to this proxy statement.  WIHP, WIAP, WITRP, WITRL, BPIP and BPP purchased their Shares in margin accounts, where they are held together with other publicly traded securities.

On October 9, 2008, the members of the Group entered into a Joint Filing and Solicitation Agreement, in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required by applicable law, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Western and Mr. Lipson, to the Board at the annual meeting (the “Solicitation”), and (c) the parties agreed that Western would have the right to pre-approve all expenses incurred in connection with the Group’s activities and Western agreed to pay directly all such pre-approved expenses.

WIHP, WIAP, WITRP, WITRL, BPIP and BPP have separately agreed to reimburse Western on a pro rata basis for expenses incurred in connection with the Solicitation.  Because Western believes that the Fund’s shareholders will benefit from the Solicitation, Western intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  If necessary, Western will ask the Fund to submit an application in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  Western does not intend to submit the question of such reimbursement to a vote of security holders of the Fund.

Except as set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this Solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this Solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the annual meeting.  There are no material proceedings to which any of the participants in this Solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the Solicitation, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Exchange Act, as amended, occurred during the past five years.

Except as set forth in this Proxy Statement there are no arrangements or understandings between Western and the Nominees or any other participant in this solicitation.

A representative of Western intends to appear in person or by proxy at the Annual Meeting to nominate Nominees for election to the Board.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit proposals to be considered at the Fund’s 2010 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than July 28, 2009. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and the informational requirements of the Fund’s bylaws, as in effect from time to time.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the Fund’s 2010 annual meeting of shareholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Western is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as a proxy on the enclosed GOLD proxy card will vote on such matters in their discretion.

Western has omitted from this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by directors of the Fund and information on committees of the Board.  Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

See Schedule II of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the directors of the Fund.

The information concerning the Fund contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

______________, 2008

SCHEDULE I

PURCHASES AND SALES IN THE COMMON STOCK OF PPM

DURING THE PAST TWO YEARS

Transaction	Quantity	Date	Price ($)

Western Investment Hedged Partners, L.P.

Buy	1,250	02/14/08	12.7745
Buy	1,250	02/14/08	12.7000
Buy	2,300	07/14/08	12.8325
Buy	1,350	07/15/08	12.8099
Buy	2,000	07/15/08	12.8075
Buy	2,700	07/16/08	12.8069
Buy	1,400	07/17/08	12.8161
Buy	2,100	07/30/08	12.8375
Buy	100	07/31/08	12.8625
Buy	3,350	08/01/08	12.8525
Buy	500	08/04/08	12.8525
Buy	200	08/06/08	12.8725
Buy	5,009	08/07/08	12.8123
Buy	5,300	08/08/08	12.8289
Buy	1,917	08/11/08	12.8997
Buy	12,000	08/12/08	12.9338
Buy	7,600	08/13/08	13.0002
Buy	10,350	08/14/08	13.0371
Buy	3,971	08/15/08	13.0548
Buy	3,025	08/18/08	13.0930
Buy	4,800	08/19/08	13.0560
Buy	500	08/20/08	13.0885
Buy	1,200	08/21/08	13.0867
Buy	800	08/22/08	13.0925
Buy	1	08/25/08	13.1400
Buy	20,000	08/25/08	13.2198
Buy	6,050	08/26/08	13.1492
Buy	7,850	08/27/08	13.1146
Buy	100	08/28/08	13.0825
Buy	8,096	08/28/08	13.1306
Buy	2,533	09/02/08	13.1394
Buy	800	09/03/08	13.1663
Buy	4,100	09/04/08	13.1535
Buy	100	09/04/08	13.1285
Buy	3,200	09/08/08	13.1678
Buy	1,418	09/09/08	13.1785
Buy	1,700	09/10/08	13.1585
Buy	2,627	09/11/08	13.1551
Buy	6,900	09/12/08	13.0807
Buy	2,200	09/16/08	12.5275
Buy	1,000	09/17/08	12.5325

Buy	3,400	09/30/08	11.1757
Buy	6,132	10/01/08	11.4244
Buy	100	10/02/08	11.3525
Buy	2,000	10/02/08	11.3703
Buy	7,433	10/06/08	11.1338
Buy	8,600	10/07/08	10.9732
Buy	7,375	10/08/08	10.5720
Buy	1,200	11/11/08	10.6608
Buy	1,000	11/17/08	10.7075

Western Investment Activism Partners LLC

Buy	3,500	08/25/08	13.1393
Buy	6,667	08/25/08	13.2203
Buy	2,016	08/26/08	13.1509
Buy	700	08/26/08	13.1585
Buy	2,616	08/27/08	13.1159
Buy	2,697	08/28/08	13.1319
Buy	2,100	09/05/08	13.1609
Buy	4,200	09/10/08	13.1527

Western Investment Total Return Partners L.P.

Buy	975	12/27/07	12.7044
Buy	5,963	12/28/07	12.7607
Buy	9,975	12/31/07	12.8364
Buy	1,100	01/02/08	12.9325
Buy	800	01/22/08	13.2556
Buy	1,250	02/14/08	12.7665
Buy	1,250	02/14/08	12.7125
Buy	1,350	02/15/08	12.5344
Buy	6,375	03/05/08	12.2414
Buy	5,450	03/06/08	12.1091
Buy	4,463	03/07/08	12.0564
Buy	2,500	03/26/08	12.1900
Buy	700	03/27/08	12.3325
Buy	825	04/02/08	12.3725
Buy	1,313	04/03/08	12.3419
Buy	1,200	04/11/08	12.4925
Buy	1,650	04/21/08	12.6701
Buy	900	04/22/08	12.6671
Buy	2,100	04/24/08	12.6768
Buy	2,250	04/25/08	12.6003
Buy	2,100	04/28/08	12.5714
Buy	3,750	04/29/08	12.5444
Buy	1,050	05/15/08	12.9720
Buy	1,800	05/20/08	13.0125
Buy	1,000	05/27/08	13.0955
Buy	3,338	05/29/08	13.1245
Buy	5,000	05/30/08	13.0991
Buy	3,300	06/02/08	13.0625
Buy	3,500	06/03/08	13.0544
Buy	1,200	06/10/08	13.0525
Buy	2,000	06/11/08	12.9973
Buy	1,400	06/18/08	12.9025
Buy	675	06/19/08	12.8592
Buy	200	06/20/08	12.7525
Buy	900	06/23/08	12.7481
Buy	1,700	06/24/08	12.7393
Buy	1,388	06/25/08	12.6898
Buy	500	06/27/08	12.7225
Buy	369	07/01/08	12.8306
Buy	4,000	07/02/08	12.8506
Buy	4,800	07/03/08	12.7849
Buy	5,200	07/07/08	12.8445
Buy	800	07/09/08	12.7750

Buy	2,700	07/16/08	12.8051
Buy	500	08/14/08	13.0285
Buy	6,666	08/25/08	13.2203
Buy	2,017	08/26/08	13.1509
Buy	2,617	08/27/08	13.1159
Buy	2,000	08/27/08	13.1233
Buy	2,699	08/28/08	13.1319
Buy	2,534	09/02/08	13.1394
Buy	2,100	09/05/08	13.1609
Buy	2,627	09/11/08	13.1551
Buy	1,700	09/23/08	11.8142
Buy	3,400	09/30/08	11.1757
Buy	6,131	10/01/08	11.4244
Buy	2,000	10/02/08	11.3703
Buy	450	10/06/08	11.0958
Buy	7,433	10/06/08	11.1338
Buy	8,600	10/07/08	10.9732
Buy	7,376	10/08/08	10.5720
Buy	3,831	10/09/08	9.9919
Buy	1,000	10/10/08	7.9525
Buy	4,050	10/13/08	9.0546
Buy	4,050	10/14/08	9.7209
Buy	1,700	10/15/08	9.5619

Western Investment Institutional Partners LLC

Buy	1,350	02/15/08	12.5344
Sell	1,350	07/15/08	12.7999

Benchmark Plus Institutional Partners, L.L.C.

Buy	650	12/27/07	12.6919
Buy	3,975	12/28/07	12.7482
Buy	6,650	12/31/07	12.8239
Buy	4,250	03/05/08	12.2438
Buy	3,500	03/06/08	12.1120
Buy	2,975	03/07/08	12.0598
Buy	900	03/27/08	12.3436
Buy	550	04/02/08	12.3907
Buy	875	04/03/08	12.3533
Buy	800	04/11/08	12.5050
Buy	1,100	04/21/08	12.6792
Buy	600	04/22/08	12.6838
Buy	1,400	04/24/08	12.6839
Buy	1,500	04/25/08	12.6070
Buy	1,400	04/28/08	12.5785
Buy	2,500	04/29/08	12.5484
Buy	1,200	05/20/08	13.0208
Buy	2,225	05/29/08	13.1290
Buy	2,500	05/30/08	13.1021
Buy	1,200	06/02/08	13.0708
Buy	2,000	06/03/08	13.0594
Buy	925	06/25/08	12.7006
Buy	1,000	07/21/08	12.8325
Buy	1,400	10/22/08	9.9939
Buy	3,800	10/23/08	10.3377
Buy	5,800	10/24/08	10.1285
Buy	1,700	10/28/08	10.5325
Buy	2,100	10/28/08	10.5229
Buy	300	11/07/08	11.0058
Buy	1,000	11/11/08	10.6500

Benchmark Plus Partners, L.L.C.

Buy	1,250	02/14/08	12.7745
Buy	1,250	02/14/08	12.7000
Buy	1,350	02/15/08	12.5418
Buy	2,000	05/30/08	13.1031
Buy	1,200	06/02/08	13.0708
Buy	450	06/19/08	12.8814
Buy	1,000	07/10/08	12.7595
Buy	1,800	07/16/08	12.8088

Western Investment LLC

Buy	1,000	06/19/08	12.8985

Western Investment Total Return Fund, Ltd.

Buy	975	12/27/07	12.7044
Buy	5,962	12/28/07	12.7607
Buy	9,975	12/31/07	12.8364
Buy	1,100	01/02/08	12.9325
Buy	800	01/22/08	13.2556
Buy	1,250	02/14/08	12.7665
Buy	1,250	02/14/08	12.7125
Buy	1,350	02/15/08	12.5344
Buy	6,375	03/05/08	12.2414
Buy	5,450	03/06/08	12.1091
Buy	4,462	03/07/08	12.0564
Buy	2,500	03/26/08	12.1900
Buy	700	03/27/08	12.3325
Buy	825	04/02/08	12.3725
Buy	1,312	04/03/08	12.3419
Buy	1,200	04/11/08	12.4925
Buy	1,650	04/21/08	12.6701
Buy	900	04/22/08	12.6671
Buy	800	04/23/08	12.6625
Buy	2,100	04/24/08	12.6768
Buy	2,250	04/25/08	12.6003
Buy	2,100	04/28/08	12.5714
Buy	3,750	04/29/08	12.5444
Buy	3,800	04/30/08	12.5754
Buy	1,100	05/01/08	12.6825
Buy	1,050	05/15/08	12.9720
Buy	1,800	05/20/08	13.0125
Buy	1,000	05/27/08	13.0955
Buy	3,337	05/29/08	13.1245
Buy	6,500	05/30/08	13.0989
Buy	3,300	06/02/08	13.0625
Buy	3,500	06/03/08	13.0544
Buy	3,500	06/04/08	13.0368
Buy	2,500	06/06/08	13.1025
Buy	1,200	06/10/08	13.0525
Buy	2,000	06/11/08	12.9973
Buy	900	06/12/08	12.9225
Buy	500	06/13/08	12.9025
Buy	1,400	06/18/08	12.9025
Buy	675	06/19/08	12.8592
Buy	900	06/23/08	12.7481
Buy	1,700	06/24/08	12.7393
Buy	1,387	06/25/08	12.6898
Buy	1,000	06/26/08	12.7025
Buy	500	06/27/08	12.7225
Buy	4,000	07/02/08	12.8506
Buy	4,900	07/03/08	12.7849
Buy	5,200	07/07/08	12.8445
Buy	1,589	07/25/08	12.7656
Buy	4,965	07/28/08	12.8238
Buy	1,100	07/29/08	12.8470
Buy	2,100	07/30/08	12.8375

Buy	3,350	08/01/08	12.8525
Buy	6,667	08/25/08	13.2203
Buy	2,017	08/26/08	13.1509
Buy	2,617	08/27/08	13.1159
Buy	2,000	08/27/08	13.1233
Buy	2,699	08/28/08	13.1319
Buy	2,533	09/02/08	13.1394
Buy	5,300	09/09/08	13.1879
Buy	2,627	09/11/08	13.1551
Buy	1,800	09/15/08	12.9053
Buy	1,434	09/25/08	11.5888
Buy	3,400	09/30/08	11.1757
Buy	6,131	10/01/08	11.4244
Buy	2,000	10/02/08	11.3703
Buy	800	10/03/08	11.3963
Buy	450	10/06/08	11.0958
Buy	7,434	10/06/08	11.1338
Buy	8,600	10/07/08	10.9732
Buy	7,376	10/08/08	10.5720
Buy	3,831	10/09/08	9.9919
Buy	4,050	10/13/08	9.0546
Buy	4,050	10/14/08	9.7209
Buy	1,700	10/15/08	9.5619
Buy	2,000	11/10/08	10.8550

Arthur D. Lipson None

Scott Franzblau None
Robert Ferguson

None

Matthew S. Crouse

None
Richard A. Rappaport

None
William J. Roberts

None
Gary G. Schlarbaum

None
Robert A. Wood

None
Walter S. Baer

None

PURCHASES AND SALES IN THE APS OF PPM
DURING THE PAST TWO YEARS

There were no transactions in the APS of PPM by any of the members of the Group in the last two years.

SCHEDULE II

The following table is derived from the Fund’s proxy statement filed with the

Securities and Exchange Commission on _______, 2008

SECURITY OWNERSHIP OF PPM

As of October 31, 2008, management of the Fund knew of the following persons who owned beneficially 5% or more of the common stock of the Fund:

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of Class*
Common Stock	Karpus Management Inc., d/b/a Karpus, Investment Management 183 Sully’s Trail, Pittsford, NY 14534**	1,063,685	10.27
Common Stock
Western Investment, LLC
Arthur D. Lipson
Western Investment Hedged Partners L.P.
Western Investment Activism Partners LLC
Western Investment Total Return Partners L.P.
Western Investment Total Return Fund Ltd.
Benchmark Plus Institutional Partners, L.L.C.
Benchmark Plus Partners, L.L.C.
Benchmark Plus Management, L.L.C.
Scott Franzblau
Robert Ferguson
Matthew S. Crouse
Richard A. Rappaport
William J. Roberts
Gary G. Schlarbaum
Robert A. Wood
Walter S. Baer
7050 S. Union Park Center, Suite 590, Midvale, Utah 84047***
		565,766 565,767 178,687 24,496 165,909 195,674 44,675 10,300 54,975 54,975 54,975 0 0 0 0 0 298****	5.46 5.46 1.72 0.24 1.60 1.89 0.43 0.10 0.53 0.53 0.53 0.00 0.00 0.00 0.00 0.00 0.00

(*) Percent of class is based on the number of shares outstanding as of October 31, 2008.

(**) Based on a Schedule 13D filed with the SEC with respect to the Fund on July 14, 2008 by Karpus Investment Management.

(***) Based on a Schedule 13D filed with the SEC with respect to the Fund on October 9, 2008 by Western Investment LLC (“WILLC”). WILLC has sole voting and investment power over the security holdings of Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Partners L.P. (“WITRP”) and Western Investment Total Return Fund Ltd. (“WITRL”). Mr. Lipson (together with WILLC, WIHP, WIAP, WITRP and WITRL, the “Western Entities”) in his role as managing member of WILLC, controls WILLC’s voting and investment decisions. Benchmark Plus Management, LLC (“BPM”) is the managing member of each of Benchmark Plus Institutional Partners, LLC (“BPIP”) and Benchmark Plus Partners, LLC (“BPP”). Messrs. Franzblau and Ferguson (together with BPIP, BPP and BPM, the “Benchmark Entities”), in their roles as managing members of BPM, have sole voting and investment control over the security holdings of BPIP and BPP.

(****) WILLC may be deemed to beneficially own the 564,766 Shares owned in the aggregate by WIHP, WIAP, WITRP and WITRL, constituting approximately 5.5% of the shares outstanding, in addition to the 1,000 shares it holds directly. Mr. Lipson may be deemed to beneficially own the 565,766 shares beneficially owned by WILLC in addition to the share he owns directly, constituting approximately 5.5% of the shares outstanding. As members of a group for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, the Western Entities may be deemed to beneficially own the 55,273 shares owned by the other reporting persons. As the managing member of each of BPIP and BPP, BPM may be deemed to beneficially own the 54,975 shares owned in the aggregate by BPIP and BPP, constituting less than 1% of the shares outstanding. Messrs. Franzblau and Ferguson may be deemed to beneficially own the 54,975 shares beneficially owned by BPM, constituting less than 1% of the shares outstanding. As members of a group for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, the Benchmark Entities may be deemed to beneficially own the 566,065 shares owned by the other reporting persons. Each of Messrs. Crouse, Rappaport, Roberts, Schlarbaum and Wood, as a members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, are deemed to beneficially own the 621,040 Shares beneficially owned in the aggregate by the other reporting persons. As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Mr. Baer is deemed to beneficially own the 620,742 shares beneficially owned in the aggregate by the other reporting persons.

As of October 31, 2008, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund.

The following table provides information concerning the dollar range of PPM’s equity securities owned by each Director and the aggregate dollar range of securities owned in the UBS Global AM fund complex by each Director.

Name of Director	Dollar Range of Equity Securities in PPM	Aggregate dollar range of equity securities in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager (**)
Meyer Feldberg*	None	Over $100,000
Richard Q. Armstrong	None	Over $100,000
Alan S. Bernikow	None	Over $100,000
Richard R. Burt	None	Over $100,000
Bernard H. Garil	None	Over $100,000
Heather R. Higgins	None	$50,001 - $100,000***

(*) Interested Director

(**) Information regarding ownership of shares of the Fund is as of November 12, 2008; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2007.

(***) As of June 26, 2008, Ms. Higgins’ aggregate dollar range of equity securities in all registered companies overseen by her for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager was over $100,000.

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western your proxy FOR the election of Western’s Nominees by voting your Shares by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares.  In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm in writing your instructions to Western in care of Innisfree M&A Incorporated at the address provided below so that Western will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Shareholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED NOVEMBER 18, 2008

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼
AUCTION PREFERRED SHARES
GOLD PROXY
INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all Auction Preferred Shares of Investment Grade Municipal Income Fund Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held on January 15, 2009, at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to Auction Preferred Shares of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.  The undersigned expressly directs the proxy holder to decline to attend the Annual Meeting if doing so would create a quorum and cause the Fund’s director nominees to be elected, unless Western determines that the Fund’s board of directors (the “Board”) has agreed to afford shareholders truly independent representation on the Board. If Western determines that the Board has not agreed to support such action, Western may not attend the Annual Meeting, may not vote the undersigned's shares by proxy, and the shares may not be counted toward a quorum. Your shares will be voted as directed provided that Western, the soliciting shareholder, has determined that the Board has agreed to afford shareholders truly independent representation on the Board. Otherwise, Western may not attend the Meeting, may not vote your shares, and your shares may not be counted toward a quorum.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE WESTERN NOMINEES IN PROPOSALS 1 AND 2, AGAINST THE APPROVAL OF THE ADVISORY CONTRACT IN PROPOSAL 3 AND FOR PROPOSALS NOS. 4 AND 5.

IF VOTING YOUR PROXIES WOULD CAUSE THERE TO BE A QUORUM AND CAUSE MANAGEMENT'S DIRECTOR NOMINEES TO BE ELECTED, THEN WESTERN MAY NOT ATTEND THE ANNUAL MEETING, MAY NOT VOTE THE UNDERSIGNED’S SHARES BY PROXY AND THE SHARES MAY NOT BE COUNTED TOWARDS A QUORUM, UNLESS WESTERN DETERMINES THAT THE BOARD HAS AGREED TO AFFORD SHAREHOLDERS TRULY INDEPENDENT REPRESENTATION ON THE BOARD.  IF YOU DO NOT BELIEVE THE FOREGOING CONDITION IS REASONABLY SPECIFIED OR YOU UNCONDITIONALLY WANT YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING, YOU SHOULD NOT GIVE WESTERN YOUR PROXY.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Auction Preferred Shares of Investment Grade Municipal Income Fund Inc.
for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY

Please sign, date and return the GOLD proxy card in the envelope provided, and mail to: Western Investment LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼
GOLD PROXY CARD
AUCTION PREFERRED SHARES

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSALS NO. 1 AND NO. 2, A VOTE AGAINST PROPOSAL NO. 3, A VOTE FOR PROPOSAL NO. 4 AND A VOTE FOR PROPOSAL NO. 5.

Proposals No. 1 and No. 2: Western’s proposal to elect its slate of director nominees, each to hold office until the 2010 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) William J. Roberts (03) Matthew S. Crouse (04) Richard A. Rappaport (05) Gary G. Schlarbaum (06) Robert A. Wood	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ _____________________________

Proposal No. 3:	The Company’s proposal to approve a new investment advisory and administration contract with lower contractual fees between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 4:	A shareholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 5:	A shareholder proposal recommending the Board of Directors be prohibited from retaining UBS Global AM and certain other entities as investment manager
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼
COMMON STOCK

GOLD PROXY

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of Investment Grade Municipal Income Fund Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held on January 15, 2009, at 10:00 a.m., Eastern time, on the 16th Floor of the CBS Building located at 51 West 52nd Street, New York, New York 10019-6114, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.  The undersigned expressly directs the proxy holder to decline to attend the Annual Meeting if doing so would create a quorum and cause the Fund’s director nominees to be elected, unless Western determines that the Fund’s board of directors (the “Board”) has agreed to afford shareholders truly independent representation on the Board.  If Western determines that the Board has not agreed to support such action, Western may not attend the Annual Meeting, may not vote the undersigned's shares by proxy, and the shares may not be counted toward a quorum. Your shares will be voted as directed provided that Western, the soliciting shareholder, has determined that the Board has agreed to afford shareholders truly independent representation on the Board. Otherwise, Western may not attend the Meeting, may not vote your shares, and your shares may not be counted toward a quorum.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE WESTERN NOMINEES IN PROPOSAL 2, AGAINST THE APPROVAL OF THE ADVISORY CONTRACT IN PROPOSAL 3 AND FOR PROPOSALS NOS. 4 AND 5.

IF VOTING YOUR PROXIES WOULD CAUSE THERE TO BE A QUORUM AND CAUSE MANAGEMENT'S DIRECTOR NOMINEES TO BE ELECTED, THEN WESTERN MAY NOT ATTEND THE ANNUAL MEETING, MAY NOT VOTE THE UNDERSIGNED’S SHARES BY PROXY AND THE SHARES MAY NOT BE COUNTED TOWARDS A QUORUM, UNLESS WESTERN DETERMINES THAT THE BOARD HAS AGREED TO AFFORD SHAREHOLDERS TRULY INDEPENDENT REPRESENTATION ON THE BOARD.  IF YOU DO NOT BELIEVE THE FOREGOING CONDITION IS REASONABLY SPECIFIED OR YOU UNCONDITIONALLY WANT YOUR SHARES TO BE REPRESENTED AT THE ANNUAL MEETING, YOU SHOULD NOT GIVE WESTERN YOUR PROXY.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Investment Grade Municipal Income Fund Inc.
common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼
GOLD PROXY CARD
COMMON STOCK

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSAL NO. 2, A VOTE AGAINST PROPOSAL NO. 3, A VOTE FOR PROPOSAL NO. 4 AND A VOTE FOR PROPOSAL NO. 5.

  Proposal No. 1:  Proposal 1 is to be voted upon only by holders of auction preferred shares, as described in the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement.

  Proposal No. 2: Western’s proposal to elect its slate of director nominees, each to hold office until the 2010 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) William J. Roberts (03) Richard A. Rappaport (04) Gary G. Schlarbaum	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ _____________________________

Proposal No. 3:	The Company’s proposal to approve a new investment advisory and administration contract with lower contractual fees between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 4:	A shareholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 5:	A shareholder proposal recommending the Board of Directors be prohibited from retaining UBS Global AM and certain other entities as investment manager
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.